Equity-Accounted Investees	12 Months Ended
Dec. 31, 2024
Equityaccounted Investees Abstract
Equity-accounted investees
26.	Equity-accounted investees

€’000
Interest in joint venture
January 1, 2023	-
Investment during the year	245
Loss for the year attributable to the Group	(245
December 31, 2023	-
Investment during the year	-
Loss for the year attributable to the Group	-
December 31, 2024	-

Sale of investment in joint venture

On July 22, 2021, the Company entered into a shareholder agreement with two other parties, Greatex Family Enterprises LDA (“GFE”) and EREE Desarrollos Empresariales S.L. (“EREE”), for a 50% ownership interest in Fusion Fuel Spain, S.L. (subsequently renamed P2X Spain Sociedad Ltd.). Fusion Fuel Spain was structured as a separate legal vehicle, and accordingly, the Group classified its interest as a joint venture, accounted for using the equity method. Under the terms of the shareholder agreement, the Group committed up to €2 million in the form of a subordinated loan to support the entity’s growth and working capital. As of December 31, 2023, the Group had funded €1.52 million under this facility.

On December 19, 2024, the Group completed the transfer of its entire 50% interest in P2X Spain to EREE for a total consideration of €1,500. No gain or loss was recognized on the transaction, as the carrying amount of the investment equalled the consideration received.

The sale price was agreed between the parties as reflective of the joint venture’s fair value, despite the existence of balance sheet assets. At the date of sale, P2X Spain’s ability to continue as a going concern and generate positive cash flows was heavily dependent on the occurrence of uncertain future external approvals and project milestones. In the absence of these, management assessed that the fair value of the investment was minimal and aligned with its carrying value.

The transaction includes two contingent payments totalling €515,100, subject to external approvals and conditions. As of 31 December 2024, these amounts have not been recognized as receivables or contingent assets due to uncertainty in their realization. The company continues to monitor developments regarding these payments, particularly the Spanish government’s authorization of the first condition, which must be met by 7 August 2025. There has been no indication from the Spanish government whether this is likely, and it may require further approval from the European Commission, introducing additional uncertainty.

Additionally, as per the Agreement, both parties were mutually released from their respective obligations, resulting in the derecognition of all remaining receivables related to P2X Spain. These were written off and recognized as an expense in the consolidated income statement.

The agreement also provides for two potential contingent payments totalling €515,100, which are subject to the satisfaction of specific external conditions. As of December 31, 2024, these amounts have not been recognized as assets due to the uncertainty regarding their realization. The Group continues to monitor developments, particularly in relation to required regulatory approvals from the Spanish government, which are expected by August 2025.